Exhibit 10.26
EXECUTION VERSION

OMNIBUS AMENDMENT
This OMNIBUS AMENDMENT (this “Amendment”), dated as of January 15, 2016, is the:
(i)    FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT, by and among the various entities listed on the signature pages hereto as “Originators” (the “Originators” and each, an “Originator”), NUSTAR ENERGY L.P., as initial Servicer (“Servicer”) and NUSTAR FINANCE LLC, a Delaware limited liability company, as buyer (the “Borrower” and together with each Originator and the Servicer, the “NuStar Parties”); and
(ii)     FIRST AMENDMENT TO RECEIVABLES FINANCING AGREEMENT, by and among the Borrower, the Servicer, WORKING CAPITAL MANAGEMENT CO., LP, MIZUHO BANK, LTD. (“Mizuho”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Lenders, Mizuho and PNC, as Group Agents, and PNC, as Administrative Agent.
RECITALS
WHEREAS, the Originators, NuStar Energy and the Borrower , as “Buyer”, entered into that certain Purchase and Sale Agreement, dated as of June 15, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”) for the purchase and sale of certain receivables and the related rights;
WHEREAS, the Borrower, the Servicer, the Persons from time to time party thereto as Lenders and as Group Agents, and PNC, as Administrative Agent, entered into that certain Receivables Financing Agreement, dated as of June 15, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement” and, together with the Purchase and Sale Agreement, the “Agreements”); and
WHEREAS, the parties agree as follows.
AMENDMENT
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1. Amendment to the Purchase and Sale Agreement. Section 2.2 of the Purchase and Sale Agreement is hereby amended in its entirety to read as follows:
SECTION 2.2 Calculation of Purchase Price. The “Purchase Price” to be paid to each Originator in accordance with the terms of Article III for the Receivables and the Related Rights that are purchased hereunder from such Originator shall be determined in accordance with the following formula:

PP	=	OB x FMVD
where:
PP	=	Purchase Price for each Receivable as calculated on the relevant Payment Date.
OB	=	The Outstanding Balance of such Receivable on the relevant Payment Date.
FMD	=
Fair Market Value Discount, as measured on such Payment Date, which is equal to the quotient (expressed as percentage) of (a) one, divided by (b) the sum of (i) 1.005, plus (ii) the product of (A) the Prime Rate on such Payment Date, times (B) a fraction, the numerator of which is the Days’ Sales Outstanding (calculated as of the last day of the calendar month immediately preceding such Payment Date) and the denominator of which is 365 or 366, as applicable.

“Payment Date” means (i) the Closing Date and (ii) each Business Day thereafter that the Originators are open for business.
“Prime Rate” means a per annum rate equal to the “U.S. Prime Rate” as published in the “Money Rates” section of The Wall Street Journal or if such information ceases to be published in The Wall Street Journal, such other publication as determined by the Administrative Agent in its sole discretion.
2.    Amendment to the Receivables Purchase Agreement. The definition of “Required Capital Amount” set forth in Section 1.01 of the Receivables Purchase Agreement amended in its entirety to read as follows:
“Required Capital Amount” means $5,000,000.
3.    Definitions. Unless otherwise indicated herein, capitalized terms used and not otherwise defined in this Amendment are defined in (or by reference in) the Receivables Financing Agreement.
4.    Representations and Warranties. Each NuStar Party hereby represents and warrants as of the date hereof as follows:
(a)    Representations and Warranties. The representations and warranties made by it in the Agreements, as applicable, are true and correct as of the date hereof (unless (i) stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date or (ii) relating to a determination or calculation based upon the definition of Purchase Price or Required Capital Amount made prior to the date hereof).

(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreements, as applicable, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreements, as applicable, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(c)    No Default. After giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default exists or shall exist.
(d)    Borrower’s Net Worth. After giving effect to this Amendment and the transactions contemplated hereby, the Borrower’s Net Worth is not less than the Required Capital Amount.
5.    Entire Agreement. Except as otherwise amended hereby, all of the other terms and provisions of each Agreement are and shall remain in full force and effect and each of the Purchase and Sale Agreement and Receivables Financing Agreement, as amended and supplemented by this Amendment, is hereby ratified and confirmed by the parties hereto. After this Amendment becomes effective, all references in the Purchase and Sale Agreement and Receivables Financing Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment contains the entire understanding of the parties with respect to the provisions of the Agreements amended and supplemented hereby and may not be modified except in writing signed by all parties. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of either Agreement other than as set forth herein.
6.    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of duly executed counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.
7.    Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

8.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreements or any provision hereof or thereof.
9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each NuStar Party, and their respective successors and permitted assigns.

10.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
NUSTAR FINANCE LLC,

By:_/s/ Thomas R. Shoaf____________________
Name: Thomas R. Shoaf
Title: Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P.,
as Servicer

By: Riverwalk Logistics, L.P., its general partner

By: NuStar GP, LLC, its general partner

By:_/s/ Thomas R. Shoaf______________
Name: Thomas R. Shoaf
Title: Executive Vice President and Chief Financial Officer

NUSTAR LOGISTICS, L.P.,
as an Originator

By: NuStar GP, Inc., its general partner

By:__/s/ Thomas R. Shoaf______________
Name: Thomas R. Shoaf
Title: Executive Vice President and Chief Financial Officer

NUSTAR ENERGY SERVICES, INC.,
as an Originator

By:___/s/ Thomas R. Shoaf__________________
Name: Thomas R. Shoaf
Title: Executive Vice President and Chief Financial Officer

Omnibus Amendment

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.,
as an Originator

By: NuStar Pipeline Company, LLC, its general partner

By:__/s/ Thomas R. Shoaf_____________
Name: Thomas R. Shoaf
Title: Executive Vice President and Chief Financial Officer

NUSTAR SUPPLY & TRADING, LLC,
as an Originator

By:__/s/ Thomas R. Shoaf___________________
Name: Thomas R. Shoaf
Title: Executive Vice President and Chief Financial Officer

Omnibus Amendment

Consented to:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/ Eric Bruno
Name: Eric Bruno
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as Group Agent for the PNC Group

By:    /s/ Eric Bruno
Name: Eric Bruno
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Lender

By:    /s/ Eric Bruno
Name: Eric Bruno
Title: Managing Director

Omnibus Amendment

MIZUHO BANK, LTD.,
as a Group Agent for the Working Capital
Management Co., LP Group

By:    /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

WORKING CAPITAL MANAGEMENT
CO., LP,
as a Conduit Lender

By:_/s/ Richard Burke    _______________
Name: Richard Burke
Title: Attorney-in-Fact

S-4
Omnibus Amendment